                                                                 EXHIBIT 10.44

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 LESSOR: The Myerson Companies, Inc.   a. BSB Leasing          LEASE NUMBER
         6825 East Tennessee Ave., Suite 500                   AA
         Denver, CO 80224
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 FULL LEGAL NAME AND ADDRESS OF LESSEE                         SUPPLIER OF
                                                               EQUIPMENT
                                                              (COMPLETE ADDRESS)
         Interactive Telesis Inc                         See Exhibit A attached
         12636 High Bluff Drive 2nd Floor                hereto and made a part
         San Diego, CA 92130                             hereof

         JOINTLY AND SEVERALLY RESPONSIBLE
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 QUANTITY     DESCRIPTION, MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
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 EQUIPMENT LEASED          See Exhibit A attached hereto and made a part hereof

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 EQUIPMENT          STREET ADDRESS See Exhibit A attached hereto and made a part
 LOCATION IF                       hereof
 DIFFERENT                         --------------------------------------------
                    CITY           COUNTY            STATE         ZIP
                        ----------       -----------      --------    ---------
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 TERMS    AMOUNT OF EACH   MONTHLY XX  TERM OF LEASE  NO. OF PAYMENTS  SECURITY
            PAYMENT        OTHER/      (NO. OF                         DEPOSIT
         (PLUS SALES TAX   SPECIFY XX   MONTHS)
          IF APPLICABLE)
           $2,441.66       First & Last      36              36           $0.00
          (tax included)
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                              TERMS AND CONDITIONS OF LEASE

 1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").
 2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.
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 3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE
NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:
 (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESSED OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY,
      ITS QUALITY, ITS Y2K COMPLIANCE, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT;
 (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;
 (c)  Lessee leases the Equipment "as is" and with all faults;
 (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;
 (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor.
 (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;
 (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and
 (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

      The parties have specifically negotiated and agreed to the foregoing paragraph.
                                                                     D
                                                                  --------
                                                                  Initials
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 4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment, Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier; and Lessor has not selected, manufactured, or supplied the Equipment.
     LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.
 5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.
 6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall and upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified, Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

 THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

 SEE PAGE TWO FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS
 LEASE.

 LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR, NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.
 7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business.
    Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this Lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

    LESSEE:  Interactive Telesis Inc.      LESSOR: The Myerson Companies, Inc.
                                                   d.b.a. BSB Leasing
    /s/ Don Cameron    DATE  8-11-00   /s/ Virginia Carpenter    DATE 8/22/00
    ---------------         --------   -----------------------       --------
    Don Cameron, CEO

    ---------------    DATE --------

8. SECURITY DEPOSIT. As security for the prompt and full payment of the amounts due under this Lease, and Lessee's complete performance of all its obligations [ILLEGIBLE] this Lease, and any extension or renewal hereof, Lessee has deposited with Lessor the security amount set forth in the section shown as "Security Deposit". In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default. Lessee shall restore said security [ILLEGIBLE] the full amount set forth above. On the expiration or earlier termination or cancellation of this Lease [ILLEGIBLE] any extension hereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without interest. Said security deposit may be commingled with Lessor's other funds.
9. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY.
In the event it is necessary to amend the terms of this Lease to reflect a change in one or more of the following conditions:
     (a) Lessor's actual cost of procuring the Equipment, or
     (b) Lessor's actual cost of providing the Equipment to Lessee, or
     (c) A change in rental payments as a result of (1) or (2) above, or
     (d) Description of the Equipment;
Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects in writing to Lessor, this Lease shall be deemed amended and such amendments shall be incorporated in this Lease herein as if originally set forth.
     Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document
Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code; and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.
10. LOCATION. The Equipment shall be kept at the location specified above, or, if none is specified, at Lessee's address as set forth above and shall not be removed without Lessor's prior written consent.
11. USE. Lessee shall use the Equipment in a careful manner, make all necessary repairs at Lessee's expense, shall comply with all laws relating to its possession, use, or maintenance, and shall not make any alterations, additions, or improvements to the Equipment without Lessor's prior written consent. All additions, repairs or improvements made to the Equipment shall belong to Lessor.
12. OWNERSHIP; PERSONALTY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property.
13. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has no option to purchase same. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of a default under Paragraph 21, hereof, Lessee, at its expense, shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place as Lessor may specify.
14. RENEWAL. At the expiration of the Lease, Lessee shall return the Equipment in accordance with Paragraph 13, hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until ????????ays after Lessee returns the Equipment to Lessor. In the event the Lease is so continued, Lessee shall pay to Lessor rentals in the same periodic amounts as indicated under "Amount of Each Payment" above.
15. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any part of the Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option, do one of the following:
     (a) Replace the same with like equipment in good repair, acceptable to Lessor; or
     (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease up to the date of the loss; (ii) the accelerated balance of the total amounts due for the remaining term of this Lease attributable to said item, discounted to present value at a discount rate of 9% as of the date of loss; and (iii) the Lessor's estimate as of the time this Lease was entered into of Lessor's residual interest in the Equipment, discounted to present value at a discount rate of 9%, as of the date of loss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to title to the Equipment without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.
16. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment, in an amount not less than the full replacement value of the Equipment, with loss payable to the Lessor. Lessee also shall provide and maintain comprehensive general all-risk liability insurance including but not limited to product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be cancelled without 30 days' prior written notice to Lessor. As to each policy Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. If Lessee fails to provide such insurance, Lessor will have the right, but no obligation, to have such insurance protecting Lessor placed at Lessee's expense. Such placement will result in an increase in Lessee's periodic payments, such increase being attributed to Lessor's costs of obtaining such insurance and any customary charges or fees of Lessor's or its designee associated with such insurance.[ILLEGIBLE] shall keep the Equipment free and clear of all levies, liens, and encumbrances. Lessee shall pay [ILLEGIBLE] and taxes (local, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. If Lessee fails to pay said charges or taxes, Lessor shall have the right, but shall not be obligated, to pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.
17. INDEMNITY. Lessee shall [ILLEGIBLE] Lessor against any claims, actions, damages, or liabilities, including all attorney fees, [ILLEGIBLE] of or connected with Equipment, without limitation. Such indemnification shall survive the expiration, cancellation, or termination of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to indemnification of Lessor.
18. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devises, personal representatives, survivors, successors in interest, and assigns of the parties hereto.
19. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 8% or the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment regardless of the length of the delinquency. In addition to the foregoing service charge, Lessee shall pay to Lessor a $100 default fee with respect to any payment which becomes thirty (30) days past due. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.
20. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.
21. DEFAULT. Lessee shall be in default if:
    (a) Lessee shall fail to make any payment due under the terms of this Lease for a period of 10 days from the due date thereof; or
    (b) Lessee shall fail to observe, keep or perform any other provision of this Lease, and such failure shall continue for a period of 10 days; or
    (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease; or
    (d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to the use Equipment without the prior written consent of Lessor; or
    (e)   Lessee dies or ceases to exist; or
    (f)   Lessee defaults on any other agreement it has with Lessor; or
    (g) Any guarantor of this Lease defaults on any obligation to Lessor, or any to the above listed events of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under the bankruptcy laws.
22. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made;
    (a) Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal or disabling. Any such repossession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing;
    (b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone, excepted, by delivering it, packed and ready for shipment, to such place as Lessor may specify;
    (c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;
    (d) Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;
    (e) Lessor may release the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment, without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;
    (f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease, reduced to their present value using a discount rate of 9%, as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 9%, as of the date of default, less the net proceeds of disposition, if any, of the Equipment;
    (g)   To pursue any other remedy available at law, by statute or equity.
No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time.
No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right of remedy.
23. MULTIPLE LESSEES. Lessor may, with the consent of any one of the Lessees hereunder, modify, extend, or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving, or impairing any right granted to Lessor against the others. Lessees and each of them are jointly and severally responsible and liable to Lessor under this Lease.
24. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits or proceedings, together with all costs and expenses incurred in pursuit thereof.
25. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS: NO WAIVER. This instrument constitutes the entire agreement between Lessor and Lessee. No provision of this Lease shall be modified or rescinded unless in writing signed by a representative of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.
26. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument, and no provision of this Lease that may be deemed unenforceable shall in any way invalidate any other provision hereof, all of which shall remain in full force and effect.


LESSEE HAS READ AND AGREES TO ALL ITEMS ON THIS PAGE 2 OF 2    Initials   D C
                                                                        -------

                                                                        Form-059

                                  EXHIBIT "A"

THE MYERSON COMPANIES, INC.                             Lease No.
d.b.a. BSB LEASING                                                --------------


VENDOR:     MGE UPS Systems
            1660 Scenic Drive
            Costa Mesa, CA  92626

EQUIPMENT     Computer Hardware
LOCATION      12636 High Bluff Drive 2nd Floor
              San Diego, CA   92130

QUANTITY    DESCRIPTION

1 MGE COMET UPS, MODEL COMET 80/22, 66 OUTPUT RATING; 80KVA/64KW INPUT VOLTAGE: 208VAC, 3 PHASE, 3 WIRES+GND. OUTPUT VOLTAGE:
            208V/120 VAC, 3 PHASE, 4 WIRES+GRD.




/s/ Don Cameron
---------------------------------------     -----------------------------------
Don Cameron, CEO

BSB Schd #169228
Lessee: Interactive Telesis Inc.                                         Page 1